SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): August 4, 2006

PTM PUBLICATIONS INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada 0-52044 20-3936186
(State or other jurisdiction of (Commission File Number) (I.R.S. Employer incorporation or organization) Identification No.)

E-2-14 Block E, Plaza Damas
Jalan Hartamas 1, Sri Hartamas
Kuala Lumpur, Malaysia 50480
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(Address of principal executive offices)

603-6201-1125
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(Issuer telephone number)

(NONE)
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(Former Name, Address and Fiscal Year, If Changed Since Last Report)

ITEM 4.01. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On August 4, 2006, Registrant's certifying accounting firm, ACI Armando C. Ibarra Certified Public Accountants, A Professional Corporation, advised Registrant that it was in the process of withdrawing from registration with the PCAOB and would no longer be performing public company audits.

As a result, on August 4, 2006, Registrant's Board of Directors unanimously approved the appointment of a new firm, Chang G. Park, CPA, Ph.D, 6474 University Avenue, San Diego, California, a PCAOB registered firm, as its certifying accounting firm.

From the date of appointment through the date of this report, there were no disagreements with ACI Armando C. Ibarra Certified Public Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to ACI Armando C. Ibarra Certified Public Accountants ' satisfaction, would have caused ACI Armando C. Ibarra Certified Public Accountants to make reference to the subject matter in connection with its reports and/or reviews of Registrant's consolidated financial statements during Registrant's most recent fiscal year. None of the reportable events described in Item 304(a)(1)(iv) of Regulation S-B occurred.

Registrant has provided ACI Armando C. Ibarra Certified Public Accountants, as well as the new merged firm of ACI Armando C. Ibarra Certified Public Accountants with a copy of the disclosures it is making in response to this Item and has requested they provide a letter concurring with such statements to the Commission, a copy of which is attached hereto as Exhibit 16.

ITEM 8.01. OTHER EVENTS

On August 8, 2006, we completed the sale of securities pursuant to the terms of our initial registration statement on Form SB-2, filed with the U.S. Securities and Exchange Commission in February 2006 and made effective on May 24, 2006. We raised a total of $60,000 and have closed the offering.

During the next 12 months, we will be using these proceeds to further our business operations, as outlined in the Use of Proceeds section of the registration statement, which can be found in its entirety on the SEC website at www.sec.gov under our CIK File Number 0001355420.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

c) Exhibits:

Exhibit No.   Description

16    Letter of former accountants

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           PTM PUBLICATIONS INCORPORATED, Registrant

Dated: August 8, 2006                                       /s/ Jasmin Bin Omar Jayaseelan

                                                       By: Jasmin Bin Omar Jayaseelan, CEO, President, CEO, Principal  Executive Officer and
                                                       Chairman of the Board of Directors

Dated: August 8, 2006                                        /s/ Cheryl Lim Phaik Suan

                                              By: Cheryl Lim Phaik Suan, Treasurer, CFO, Principal Accounting Officer and Director

Dated: August 8, 2006                                      /s/ Jefferi Bin Omar Jayaseelan

                                              By: Jefferi Bin Omar Jayaseelan, Secretary and Director

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